POWER OF ATTORNEY
             (Restated Nonqualified Deferred Compensation Plan S-8)


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc. (the "Company"), does hereby constitute and appoint each of DAVID J. JOHNSON, BETH A. UGORETZ and EVA M. KRIPALANI his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company issuable pursuant to the Company's Restated Nonqualified Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



DAVID J. JOHNSON
----------------------------------
David J. Johnson
Dated: June 22, 1998


HENRY R. KRAVIS                        GEORGE R. ROBERTS
----------------------------------     ----------------------------------
Henry R. Kravis                        George R. Roberts
Dated: June 22, 1998                   Dated: June 22, 1998


CLIFTON S. ROBBINS                     NILS P. BROUS
----------------------------------     ----------------------------------
Clifton S. Robbins                     Nils P. Brous
Dated: June 22, 1998                   Dated: May 27, 1998


SANDRA W. SCARR, Ph.D.                 STEPHEN A. KAPLAN
----------------------------------     ----------------------------------
Sandra W. Scarr, Ph.D.                 Stephen A. Kaplan
Dated: May 21, 1998                    Dated: May 20, 1998